                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21
Report of Independent Accountants................ 29

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

December 20, 1999

Dear Shareholder,

    As we approach the end of the century--and the millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen this century is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Those that have stood the test of time include:
          - Investing for the long-term
          - Basing investment decisions on sound research
          - Building a diversified portfolio
          - Believing in the value of professional investment advice

    While no one can predict the future, at Van Kampen, we believe that these ideas will remain important tenets for investors well into the next century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we enter the new millennium.

Sincerely,


[SIG.]

Richard F. Powers III
Chairman
Van Kampen Asset Management Inc.


[SIG.]

Dennis J. McDonnell
President
Van Kampen Asset Management Inc.


Source: Investment Company Institute

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree, keeping the economy growing at a brisk pace. High levels of consumer confidence fueled this heavy retail activity, which pushed the personal savings rate to a record low in September as spending rates outpaced income growth. Although the U.S. economy experienced a slowdown during the second quarter of 1999, growth rebounded in the third quarter with gross domestic product increasing an annualized 5.7 percent.

EMPLOYMENT

    The strong job market helped support the strength of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. Wage pressures pushed the cost of labor higher in the second quarter, as the employment cost index (ECI) recorded its biggest gain in eight years. However, productivity gains offset rising wages in the third quarter, bringing the ECI back to a more moderate level.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation, concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and tempering economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999 in an attempt to keep the economy from overheating.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Third Quarter 1999

                                    [GRAPH]

97Q3                                                                             4.00
97Q4                                                                             3.10
98Q1                                                                             6.70
98Q2                                                                             2.10
98Q3                                                                             3.80
98Q4                                                                             5.90
99Q1                                                                             3.70
99Q2                                                                             1.90
99Q3                                                                             5.70

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED NOVEMBER 30, 1999

                       VAN KAMPEN GROWTH AND INCOME FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)....    13.79%    12.93%    12.92%
One-year total return(2).................     7.26%     7.93%    11.92%
Five-year average annual total
return(2)................................    19.78%    20.12%    20.27%
Ten-year average annual total
return(2)................................    14.30%       N/A       N/A
Life-of-Fund average annual total
return(2)................................    10.18%    16.29%    16.39%
Commencement date........................  08/01/46  08/02/93  08/02/93

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares). If the sales charge was included, total return would be lower.

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index and the Russell 1000 Stock Index over time. The indices are broad-based, statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Growth and Income Fund vs. Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index and the Russell 1000 Stock Index (November 30, 1989 through November 30, 1999)

Fund's Total Return
1 Year Avg. Annual    =  7.26%
5 Year Avg. Annual    = 19.78%
10 Year Avg. Annual   = 14.30%
Inception Avg. Annual = 10.18%

INVESTMENT PERFORMANCE CHART

                                      VAN KAMPEN GROWTH &    STANDARD & POOR'S 500-    LIPPER GROWTH AND      RUSSELL 1000 STOCK
                                          INCOME FUND             STOCK INDEX          INCOME FUND INDEX            INDEX
                                      -------------------    ----------------------    -----------------      ------------------
Nov 1989                                     9428.00                10000.00                10000.00              10000.00
                                             9458.00                10297.00                10136.00              10198.00
                                             8743.00                 9588.00                 9560.00               9461.70
                                             9041.00                 9670.00                 9699.00               9611.20
                                             9288.00                 9985.00                 9875.00               9843.79
                                             8954.00                 9717.00                 9597.00               9584.90
                                             9818.00                10611.00                10315.00              10484.00
                                             9795.00                10611.00                10246.00              10425.20
                                             9595.00                10555.00                10176.00              10331.40
                                             8670.00                 9560.00                 9350.00               9384.03
                                             8257.00                 9159.00                 8868.00               8902.63
                                             8222.00                 9098.00                 8730.00               8856.34
Nov 1990                                     8741.00                 9643.00                 9245.00               9464.77
                                             8962.00                 9976.00                 9529.00               9749.66
                                             9299.00                10390.00                10021.00              10218.60
                                             9939.00                11089.00                10678.00              10963.50
                                            10168.00                11420.00                10888.00              11260.70
                                            10170.00                11424.00                10937.00              11271.90
                                            10555.00                11865.00                11373.00              11738.60
                                            10097.00                11395.00                10850.00              11210.40
                                            10575.00                11906.00                11312.00              11748.50
                                            10845.00                12140.00                11575.00              12055.10
                                            10783.00                12004.00                11489.00              11899.60
                                            11038.00                12146.00                11669.00              12091.10
Nov 1991                                    10628.00                11613.00                11168.00              11632.90
                                            11672.00                13002.00                12173.00              12959.00
                                            11654.00                12744.00                12160.00              12795.80
                                            11865.00                12866.00                12387.00              12951.70
                                            11580.00                12675.00                12160.00              12675.00
                                            11793.00                13029.00                12384.00              12980.20
                                            11922.00                13042.00                12513.00              13060.70
                                            11709.00                12917.00                12305.00              12851.70
                                            12119.00                13425.00                12706.00              13388.90
                                            11932.00                13103.00                12483.00              13106.40
                                            12100.00                13324.00                12653.00              13272.90
                                            12203.00                13352.00                12708.00              13383.00
Nov 1992                                    12568.00                13756.00                13139.00              13896.00
                                            12783.00                13992.00                13346.00              14126.20
                                            13013.00                14090.00                13553.00              14236.40
                                            13132.00                14238.00                13754.00              14366.00
                                            13521.00                14601.00                14136.00              14713.60
                                            13198.00                14230.00                13961.00              14325.20
                                            13450.00                14553.00                14228.00              14717.70
                                            13631.00                14670.00                14317.00              14811.90
                                            13763.00                14592.00                14394.00              14764.50
                                            14241.00                15094.00                14935.00              15332.90
                                            14421.00                15048.00                14954.00              15290.00
                                            14646.00                15340.00                15186.00
Nov 1993                                    14370.00                15141.00                14942.00              15276.50
                                            14870.00                15396.00                15297.00              16553.00
                                            15374.00                15896.00                15822.00              16027.40
                                            14973.00                15418.00                15420.00              15604.30
                                            14404.00                14817.00                14802.00              14936.40
                                            14615.00                14988.00                15002.00              15118.60
                                            14732.00                15173.00                15181.00              15315.20
                                            14363.00                14880.00                14879.00              14907.80
                                            14776.00                15349.00                15286.00              15390.80
                                            15331.00                15926.00                15867.00              16029.50
                                            15031.00                15607.00                15493.00              15662.50
                                            15185.00                15933.00                15666.00              15958.50
Nov 1994                                    14545.00                15304.00                15086.00              15384.00
                                            14624.00                15605.00                15234.00              15600.90
                                            15087.00                15983.00                15472.00              16001.80
                                            15627.00                16560.00                16051.00              16654.70
                                            16015.00                17119.00                16428.00              17087.10
                                            16469.00                17598.00                16881.00              17533.70
                                            17052.00                18237.00                17448.00              18205.30
                                            17426.00                18748.00                17777.00              18689.50
                                            18143.00                19344.00                18374.00              19403.50
                                            18195.00                19338.00                18549.00              19550.90
                                            18752.00                20234.00                19102.00              20356.40
                                            18451.00                20133.00                18842.00              20262.80
Nov 1995                                    19394.00                20959.00                19652.00              21186.50
                                            19840.00                21448.00                19977.00              21486.10
                                            20343.00                22147.00                20571.00              22182.30
                                            20525.00                22301.00                20859.00              22472.90
                                            20843.00                22598.00                21124.00              22675.10
                                            20899.00                22901.00                21448.00              23022.00
                                            21320.00                23424.00                21761.00              23576.90
                                            21275.00                23609.00                21668.00              23602.80
                                            20303.00                22529.00                20785.00              22462.80
                                            20908.00                22953.00                21411.00              23071.50
                                            21750.00                24333.00                22366.00              24368.20
                                            22173.00                24969.00                22873.00              24906.70
Nov 1996                                    23728.00                26801.00                24346.00              26744.80
                                            23421.00                26359.00                24107.00              26311.50
                                            24365.00                27975.00                25182.00              27869.20
                                            24578.00                28141.00                25397.00              27977.90
                                            23723.00                27071.00                24513.00              26718.90
                                            24609.00                28652.00                25418.00              28164.40
                                            26274.00                30330.00                26898.00              29972.50
                                            27218.00                31766.00                27952.00              31216.40
                                            29317.00                34269.00                29958.00              33776.10
                                            27938.00                32301.00                28834.00              32181.90
                                            29375.00                34164.00                30292.00              33945.40
                                            28222.00                32986.00                29285.00              32845.60
Nov 1997                                    28775.00                34456.00                30103.00              34267.80
                                            29156.00                35141.00                30587.00              34953.50
                                            29384.00                35498.00                30644.00              35225.70
                                            31261.00                37998.00                32566.00              37737.30
                                            33065.00                40032.00                34074.00              39639.20
                                            33329.00                40396.00                34257.00              40047.50
                                            33101.00                39635.00                33733.00              39182.50
                                            33662.00                41350.00                34139.00              40628.30
                                            32903.00                40870.00                33303.00              40140.80
                                            28684.00                34911.00                28600.00              34139.80
                                            29791.00                37245.00                29883.00              36440.80
                                            31793.00                40235.00                32053.00              39319.60
Nov 1998                                    33440.00                42614.00                33598.00              41749.50
                                            34531.00                45163.00                34740.00              44409.00
                                            34550.00                47015.00                35068.00              45994.40
                                            33326.00                45496.00                34292.00              44636.40
                                            33960.00                47410.00                35476.00              46246.60
                                            36283.00                49209.00                37776.00              48179.70
                                            36547.00                47980.00                37227.00              47139.00
                                            38148.00                50746.00                38767.00              49538.30
                                            37505.00                49120.00                37655.00              48007.60
                                            36653.00                48813.00                36824.00              47580.40
                                            35377.00                47584.00                35666.00              46271.90
                                            37787.00                50559.00                37191.00              49344.30
Nov 1999                                    38053.00                51523.00                37517.00              50637.20

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

The Lipper Growth & Income Fund Index reflects the average performance of the largest growth and income funds and was initially selected as a benchmark for the Fund's performance; however, based upon the Fund's asset composition, we believe the Russell 1000 Stock Index provides a more accurate benchmark for the Fund. Therefore, the Lipper Growth & Income Fund Index will not be shown in future reports.

                          PORTFOLIO MANAGEMENT REVIEW

                      GROWTH AND INCOME FUND ANNUAL REPORT

We recently spoke with representatives of the adviser of the Van Kampen Growth and Income Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The representatives are led by James A. Gilligan, senior portfolio manager, who has managed the Fund since July 1990 and worked in the investment industry since 1985. He is joined by Scott A. Carroll and James
O. Roeder, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following discussion reflects their views on the Fund's performance during the 12-month period ended November 30, 1999.

   Q  HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED?

   A The stock market continued its volatile path, soaring to new highs early in the reporting period but falling late in the second quarter of 1999 on fears of rising interest rates. The Dow Jones Industrial Average passed the 11,000 point milestone in May, but was quickly outpaced by the technology-heavy NASDAQ, which charged through three record highs in the last six months of the year. In November, however, the Dow staged a rally on reports of a robust economy, which boosted the performance of many blue-chip stocks.

    With the exception of a short-lived rally this spring, value stocks continued to underperform growth stocks during the reporting period--and, once again, large-capitalization stocks outperformed their small- and mid-cap cousins. Generally, the only sector that enjoyed strong overall returns in this narrow market was technology, although energy shared the spotlight for a brief period of time.

  Q  WHAT WAS YOUR STRATEGY FOR MANAGING THE FUND IN THIS ENVIRONMENT?

  A In seeking value investments, we continued to focus on companies that we believed were underappreciated by the market and demonstrated a catalyst for positive change. At the same time, we monitored the portfolio for existing holdings that no longer appeared to meet our value criteria. For example, we decreased or eliminated some of our holdings in the technology area when we felt they had become overvalued or showed signs of falling earnings. Throughout the year, we reduced IBM, the Fund's largest holding last November, because of concerns that Year 2000 computer problems would weaken mainframe sales. In October, IBM announced an earnings disappointment, so we sold our remaining shares.

    We pursued a similar strategy with Adobe and Xilinx, two top contributors to the Fund's performance. We initially purchased shares of these leading companies because they were selling at historically low values. After their shares appreciated significantly, we gradually began reducing our positions during the past six months of the year, although we held positions in each company at the end of the reporting period. Despite these reductions, our technology holdings contributed heavily to the Fund's return and comprised the largest sector in the Fund at the end of the period. This heightened profile was primarily due to price appreciation among the Fund's existing technology holdings, although we added new positions in companies such as Alcatel, Nortel, and Hewlett Packard. Of course, not all the stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well or continue to be owned by the Fund in the future.

  Q  IN WHAT OTHER AREAS DID YOU SEARCH FOR VALUE?

  A We looked to the utilities and consumer non-durables sectors, both of which trailed the technology sector but experienced favorable returns relative to the universe of value stocks. Within the utilities sector, we added to our position in Illinova, an electric utility company, immediately after it announced a merger with Dynegy, a large energy trading company. This position enabled us to take advantage of opportunities in the deregulated energy market. Overall, this sector contributed moderately to the Fund's return.

    Within the consumer non-durables sector, we added a position in Proctor and Gamble because of its prospects for accelerated revenues and earnings growth. This stock performed well during the past six months, as did our position in Colgate-Palmolive, which announced better-than-expected earnings in the third quarter of the year. However, our gains in this sector were overshadowed by our position in Philip Morris, which continued to suffer from legal difficulties. We also continued to monitor the progress of bottling companies added to the portfolio early in the year. To date, these holdings have not met our expectations for appreciation, although they have met several of our fundamental objectives.

  Q  WERE THERE ANY OTHER DISAPPOINTMENTS IN THE PORTFOLIO?

  A Our biggest disappointment in the last six months of the period was the performance of HMO stocks. Halfway through the Fund's fiscal year, we believed that HMO stocks were due to emerge from a long period of underperformance, as customer rate increases promised to outweigh projected cost increases. This belief was confirmed as our holdings in this sector performed well going into the summer. However, the threat of legislation to increase the liability of HMOs and the announcement of class-action lawsuits late in the period caused us to reevaluate holdings in Aetna and United HealthCare. As a result, we sold all of Aetna and more than half of our position in United HealthCare in the second half of the Fund's fiscal year.

    As was the case six months ago, the financial sector also turned in poor returns because of rising interest rates and earnings deceleration. Regional banks such as Fleet and Bank Boston were weak during the past six months, as were larger banks such as Bank of America. However, we added to our position in Citigroup, which did well relative to the sector, and enjoyed positive performance from AXA Financial and Marsh & McLennan. For additional Fund portfolio highlights, please refer to page 9.

  Q TAKING EVERYTHING INTO CONSIDERATION, HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?

  A Although the majority of the stock market did not participate in the rally that lifted the technology sector, our holdings in technology and other carefully chosen value stocks boosted the Fund's return during the fiscal year. As a result, the Fund achieved a total return of 13.79 percent(1) (Class A shares at net asset value) for the 12-month period ended November 30, 1999. By comparison, the Standard & Poor's 500 Index returned 20.91 percent, the Lipper Growth and Income Fund Index returned 11.67 percent, and the Russell 1000 Index, which more closely resembles the Fund, returned 21.30 percent for the same period. The S&P 500 Index is an unmanaged, broad-based index that reflects the general performance of the stock market, and the Lipper Growth and Income Fund Index reflects the average performance of the largest growth and income funds. The Russell 1000 Index is an unmanaged index that reflects the general performance of the 1,000 largest U.S. companies based on total market capitalization. Of course, past performance is no guarantee of comparable future results. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

  Q  WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKET?

  A We expect this challenging market environment to continue in the short term, as investors prepare for year-end uncertainty. Although we foresee a continuation of the rising interest-rate environment, we look for interest rates to stabilize eventually, bringing some relief to the market in general and providing opportunities for struggling sectors such as finance and utilities to recover. Ultimately, our hope is that value stocks are able to catch up to the narrow band of growth stocks currently dominating the market. In this scenario, we believe our bottom-up analysis and disciplined value criteria will help us uncover fresh investment opportunities for the Growth and Income Fund.


[SIG.]
James A. Gilligan
Senior Portfolio Manager

[SIG.]
James O. Roeder
Portfolio Comanager

[SIG.]
Scott Carroll
Portfolio Comanager

[SIG.]
Stephen L. Boyd
Chief Investment Officer
Equity Investments

                               GLOSSARY OF TERMS

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

EARNINGS ESTIMATES: A forecast for a company's net income during a given period.
    Earnings estimates can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below the value that value investors believe they are actually worth.

                              PORTFOLIO HIGHLIGHTS

                       VAN KAMPEN GROWTH AND INCOME FUND
 TOP TEN PORTFOLIO HOLDINGS AS OF NOVEMBER 30, 1999*

MINNESOTA MINING AND MANUFACTURING (3M)--manufactures a
variety of industrial, consumer, and medical products.......  2.84%
MOTOROLA--manufactures and sells a diverse line of
communications and electronic equipment and components......  2.46%
MOBIL--operates a worldwide oil and gas
exploration/production business.............................  2.34%
AMERICAN HOME PRODUCTS--develops and sells a diversified
line of health-care and agricultural products...............  2.34%
NIPPON TELEGRAPH & TELEPHONE--provides telecommunications
services in Japan...........................................  2.22%
WARNER-LAMBERT--manufactures pharmaceutical, health-care,
and confectionery products..................................  2.20%
NORTHEAST UTILITIES--provides electricity to Connecticut,
New Hampshire, and Massachusetts............................  2.04%
PHILIPS ELECTRONICS--develops products and services in the
areas of lighting, consumer products, and semiconductors,
among others................................................  1.96%
GTE--provides local, long-distance, and wireless telephone
service, as well as internetworking capabilities to
consumers and large companies...............................  1.95%
EL PASO ENERGY--owns and operates an integrated natural gas
system with natural gas pipelines across the United
States......................................................  1.92%

 TOP FIVE PORTFOLIO INDUSTRIES*

                                    [GRAPH]

                                                                     NOVEMBER 30, 1999                  NOVEMBER 30, 1998
                                                                     -----------------                  -----------------
Technology                                                                  19.7                               15.0
Finance                                                                     16.7                               15.2
Utilities                                                                   13.8                               12.8
Consumer Non-Durables                                                       12.3                               10.7
Health Care                                                                 11.3                               17.4

* As a Percentage of Fund's Long-Term Investments

                            PORTFOLIO OF INVESTMENTS

                               November 30, 1999
--------------------------------------------------------------------------------

                  Description                           Shares        Market Value
-----------------------------------------------------------------------------------
COMMON STOCKS  89.8%
CONSUMER DURABLES  0.2%
Black & Decker Corp. ...........................           61,200    $    2,746,350
                                                                     --------------
CONSUMER NON-DURABLES  11.2%
Anheuser-Busch Cos., Inc. ......................          268,480        20,085,660
Benckiser NV, Class B - ADR (Netherlands).......          164,900         9,997,063
Colgate - Palmolive Co. ........................          479,220        26,297,197
Pepsi Bottling Group, Inc. .....................        1,018,600        17,825,500
PepsiCo, Inc. ..................................          531,300        18,363,056
Philip Morris Cos., Inc. .......................          542,400        14,271,900
Procter & Gamble Co.............................          124,400        13,435,200
Ralston Purina Group............................          844,100        25,059,219
Seagram Co. Ltd. - ADR (Canada).................          235,100        10,241,544
Unilever NV - ADR (Netherlands).................          120,074         6,536,528
Whitman Corp. ..................................          713,800         9,903,975
                                                                     --------------
                                                                        172,016,842
                                                                     --------------
ENERGY  7.8%
Coastal Corp. ..................................          528,700        18,636,675
El Paso Energy Corp. ...........................          696,500        26,815,250
Mobil Corp. ....................................          313,100        32,660,244
Royal Dutch Petroleum Co.- ADR (Netherlands) ...          304,600        17,666,800
Texaco, Inc. ...................................          395,100        24,076,406
                                                                     --------------
                                                                        119,855,375
                                                                     --------------
FINANCE  15.2%
American General Corp. .........................          276,000        20,234,250
AXA Financial, Inc. ............................          546,900        18,389,512
Bank of America Corp. ..........................          338,100        19,778,850
Bank of Tokyo Mitsubishi Ltd - ADR (Japan)......        1,188,700        17,533,325
Citigroup, Inc. ................................          417,300        22,482,037
Federal National Mortgage Association...........          241,000        16,056,625
FleetBoston Financial Corp. ....................          641,900        24,271,844
Jefferson-Pilot Corp. ..........................          205,300        13,934,737
Lincoln National Corp. .........................          241,000        10,046,688
Marsh & McLennan Cos., Inc. ....................          237,800        18,697,025
MBIA, Inc. .....................................          201,000        10,050,000

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

                  Description                           Shares        Market Value
-----------------------------------------------------------------------------------
FINANCE (CONTINUED)
U.S. Bancorp....................................          379,000    $   12,957,063
Wachovia Corp. .................................          135,000        10,454,063
Washington Mutual, Inc. ........................          605,350        17,555,150
                                                                     --------------
                                                                        232,441,169
                                                                     --------------
HEALTHCARE  10.2%
American Home Products Corp. ...................          626,000        32,552,000
Beckman Coulter, Inc. ..........................          324,920        15,514,930
Bristol-Myers Squibb Co. .......................          202,900        14,824,381
Columbia / HCA Healthcare Corp. ................          860,210        23,440,723
IMS Health, Inc. ...............................          503,380        11,860,891
Oxford Health Plans, Inc. (a)...................          279,000         4,089,094
Pharmacia & Upjohn, Inc. .......................          250,700        13,710,156
Rhone-Poulenc, SA - ADR (France), Warrants
  (expiring 11/05/01) (a).......................          239,000         1,389,188
United HealthCare Corp. ........................          173,700         9,021,544
Warner-Lambert Co. .............................          341,000        30,583,437
                                                                     --------------
                                                                        156,986,344
                                                                     --------------
MINING & STEEL  0.5%
Burlington Resources, Inc. .....................          239,400         8,049,825
                                                                     --------------
PRODUCER MANUFACTURING  6.8%
Honeywell International, Inc. (formerly Allied
  Signal, Inc.) ................................          197,900        11,836,894
Ingersoll-Rand Co. .............................          364,100        17,636,094
Koninklijke Philips Electronics NV - ADR
  (Netherlands).................................          227,932        27,237,874
Lexmark International Group, Inc., Class A......           87,000         7,221,000
Minnesota Mining & Manufacturing Co.............          413,400        39,505,537
                                                                     --------------
                                                                        103,437,399
                                                                     --------------
RAW MATERIALS/PROCESSING INDUSTRIES  6.4%
Boise Cascade Corp. ............................          272,000         9,418,000
Imperial Chemical Industries PLC - ADR (United
  Kingdom)......................................          322,300        13,174,013
International Paper Co. ........................          296,000        15,447,500
Monsanto Co. ...................................          316,440        13,349,813
Newmont Mining Corp. ...........................          408,700         9,681,081
Pall Corp. .....................................          577,800        13,542,187

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

                  Description                           Shares        Market Value
-----------------------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
Sherwin-Williams Co. ...........................          581,100    $   12,457,331
USX - U.S. Steel Group..........................          426,700        10,800,844
                                                                     --------------
                                                                         97,870,769
                                                                     --------------
RETAIL  1.1%
Federated Department Stores, Inc. (a)...........          348,900        16,420,106
                                                                     --------------
TECHNOLOGY  17.9%
Adobe Systems, Inc. ............................          190,720        13,100,080
Alcatel, SA -- ADR (France).....................          605,800        23,058,262
Altera Corp. (a)................................          151,800         8,178,225
Boeing Co. .....................................          453,800        18,520,712
Cadence Design Systems, Inc. (a)................          518,100         9,196,275
Cisco Systems, Inc. (a).........................           87,600         7,812,825
Electronic Data Systems Corp. ..................          223,900        14,399,569
EMC Corp. (a)...................................           97,000         8,105,563
Hewlett-Packard Co. ............................           71,000         6,736,125
Intel Corp. ....................................          136,600        10,475,512
J D Edwards & Co. (a)...........................          156,100         4,604,950
Motorola, Inc. .................................          300,200        34,297,850
Nippon Telegraph & Telephone Corp - ADR
  (Japan).......................................          346,500        30,925,125
Nortel Networks Corp. ..........................          233,700        17,293,800
Oracle Corp. (a)................................          239,100        16,213,969
Sun Microsystems, Inc. (a)......................           70,100         9,270,725
SunGard Data Systems, Inc. (a)..................          559,100        12,439,975
Texas Instruments, Inc. ........................          206,800        19,865,725
Xilinx, Inc. (a)................................          106,600         9,540,700
                                                                     --------------
                                                                        274,035,967
                                                                     --------------
UTILITIES  12.5%
Consolidated Edison, Inc. ......................          248,000         8,556,000
DQE, Inc. ......................................          401,700        14,787,581
Edison International............................          137,670         3,648,255
GPU, Inc. ......................................          206,000         6,592,000
GTE Corp. ......................................          371,900        27,148,700
Illinova Corp...................................          795,100        25,542,587
NCR Corp. (a)...................................           89,800         2,946,563

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

                  Description                           Shares        Market Value
-----------------------------------------------------------------------------------
UTILITIES (CONTINUED)
Niagara Mohawk Holdings, Inc. (a)...............        1,705,200    $   25,578,000
Northeast Utilities.............................        1,348,100        28,478,612
NSTAR...........................................          490,400        20,351,600
PECO Energy Co. ................................          197,400         6,501,863
SBC Communications, Inc. .......................          206,200        10,709,512
Sprint Corp. (PCS Group)........................          110,250         7,648,594
US WEST Media Group.............................           52,000         3,227,250
                                                                     --------------
                                                                        191,717,117
                                                                     --------------
TOTAL COMMON STOCKS  89.8%.......................................     1,375,577,263
                                                                     --------------
PREFERRED STOCK  0.0%
Fresenius National Med Care, Inc. (convertible
  into common stock) (a)........................           10,000               135
                                                                     --------------
CONVERTIBLE CORPORATE OBLIGATIONS  1.2%
Hewlett-Packard Co. LYON -- 144A Private Placement ($8,375,000
  par, 0% coupon, 10/14/17 maturity) (c).........................         5,307,656
Roche Holdings, Inc. LYON (Switzerland) ($17,000,000 par, 0%
  coupon, 04/20/10 maturity).....................................        10,370,000
Sandoz Ltd. (Switzerland) ($1,310,000 par, 2.00% coupon, 10/06/02
  maturity)......................................................         1,963,363
                                                                     --------------
TOTAL CONVERTIBLE CORPORATE OBLIGATIONS..........................        17,641,019
                                                                     --------------
TOTAL LONG-TERM INVESTMENTS  91.0%
  (Cost $1,156,521,054)..........................................     1,393,218,417
                                                                     --------------
SHORT-TERM INVESTMENTS  9.0%
COMMERCIAL PAPER  6.5%
General Electric Capital Corp. ($50,000,000 par, yielding 5.759%,
12/01/99 maturity) (b)...........................................        50,000,000
Prudential Funding Corp. ($50,000,000 par, yielding 5.597%,
12/01/99 maturity) (b)...........................................        50,000,000
                                                                     --------------
TOTAL COMMERCIAL PAPER...........................................       100,000,000
                                                                     --------------
REPURCHASE AGREEMENT  1.9%
DLJ Mortgage Acceptance Corp. ($28,642,000 par collateralized by
U.S. Government obligations in a pooled cash account, dated
11/30/99, to be sold on 12/01/99 at $28,646,336).................        28,642,000
                                                                     --------------

                                               See Notes to Financial Statements

                               November 30, 1999
--------------------------------------------------------------------------------

                  Description                                         Market Value
-----------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  0.6%
Federal National Mortgage Association Discount Notes ($10,000,000
par, yielding 5.597%, 04/17/00 maturity) (b).....................    $    9,786,867
                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS  9.0%
  (Cost $138,428,867)............................................       138,428,867
                                                                     --------------
TOTAL INVESTMENTS  100.0%
  (Cost $1,294,949,921)..........................................     1,531,647,284
OTHER ASSETS IN EXCESS OF LIABILITIES  0.0%......................           390,389
                                                                     --------------
NET ASSETS  100.0%...............................................    $1,532,037,673
                                                                     ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated for open futures transactions.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR--American Depository Receipt.
LYON--Liquid Yield Option Note.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               November 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,294,949,921).....................    $1,531,647,284
Cash........................................................           221,007
Receivables:
  Investments Sold..........................................        11,424,942
  Dividends.................................................         2,571,018
  Fund Shares Sold..........................................         1,117,984
  Interest..................................................             8,433
Other.......................................................           101,686
                                                                --------------
      Total Assets..........................................     1,547,092,354
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................         7,749,322
  Fund Shares Repurchased...................................         4,420,997
  Distributor and Affiliates................................           904,627
  Variation Margin on Futures...............................           808,400
  Investment Advisory Fee...................................           480,763
  Income Distributions......................................            50,607
Accrued Expenses............................................           408,898
Trustees Deferred Compensation and Retirement Plans.........           231,067
                                                                --------------
      Total Liabilities.....................................        15,054,681
                                                                --------------
NET ASSETS..................................................    $1,532,037,673
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $1,095,786,966
Net Unrealized Appreciation.................................       238,674,434
Accumulated Net Realized Gain...............................       194,153,554
Accumulated Undistributed Net Investment Income.............         3,422,719
                                                                --------------
NET ASSETS..................................................    $1,532,037,673
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,003,923,685 and 50,073,614 shares of
    beneficial interest issued and outstanding).............    $        20.05
    Maximum sales charge (5.75%* of offering price).........              1.22
                                                                --------------
    Maximum offering price to public........................    $        21.27
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $475,632,880 and 23,890,776 shares of
    beneficial interest issued and outstanding).............    $        19.91
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $52,481,108 and 2,634,872 shares of
    beneficial interest issued and outstanding).............    $        19.92
                                                                ==============
*On sales of $50,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended November 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $ 21,938,123
Interest....................................................     7,241,309
                                                              ------------
    Total Income............................................    29,179,432
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,304,441, $4,619,721 and $495,623,
  respectively).............................................     7,419,785
Investment Advisory Fee.....................................     5,521,280
Shareholder Services........................................     2,937,096
Custody.....................................................       154,967
Trustees' Fees and Related Expenses.........................        69,992
Legal.......................................................        63,894
Other.......................................................       753,069
                                                              ------------
  Total Expenses............................................    16,920,083
  Less Credits Earned on Overnight Cash Balances............        30,247
                                                              ------------
  Net Expenses..............................................    16,889,836
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 12,289,596
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments.............................................  $189,635,219
    Futures.................................................    14,861,558
                                                              ------------
Net Realized Gain...........................................   204,496,777
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   271,665,940
                                                              ------------
  End of the Period:
    Investments.............................................   236,697,363
    Futures.................................................     1,977,071
                                                              ------------
                                                               238,674,434
                                                              ------------
Net Unrealized Depreciation During the Period...............   (32,991,506)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $171,505,271
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $183,794,867
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended November 30, 1999 and 1998
--------------------------------------------------------------------------------

                                                  Year Ended          Year Ended
                                               November 30, 1999   November 30, 1998
------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income........................   $   12,289,596      $   11,415,122
Net Realized Gain............................      204,496,777          72,622,898
Net Unrealized Appreciation/Depreciation
  During the Period..........................      (32,991,506)        101,531,711
                                                --------------      --------------
Change in Net Assets from Operations.........      183,794,867         185,569,731
                                                --------------      --------------
Distributions from Net Investment Income:
  Class A Shares.............................       (8,418,833)        (10,777,270)
  Class B Shares.............................         (950,792)         (2,403,630)
  Class C Shares.............................         (104,377)           (246,229)
                                                --------------      --------------
                                                    (9,474,002)        (13,427,129)
                                                --------------      --------------
Distributions from Net Realized Gain:
  Class A Shares.............................      (52,930,734)        (92,498,080)
  Class B Shares.............................      (26,140,406)        (41,387,552)
  Class C Shares.............................       (2,709,502)         (4,313,012)
                                                --------------      --------------
                                                   (81,780,642)       (138,198,644)
                                                --------------      --------------
    Total Distributions......................      (91,254,644)       (151,625,773)
                                                --------------      --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.................................       92,540,223          33,943,958
                                                --------------      --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold....................    1,886,202,018         608,114,596
Net Asset Value of Shares Issued Through
  Dividend Reinvestment......................       83,957,309         139,051,242
Cost of Shares Repurchased...................   (1,919,937,889)       (541,465,227)
                                                --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...............................       50,221,438         205,700,611
                                                --------------      --------------
TOTAL INCREASE IN NET ASSETS.................      142,761,661         239,644,569
NET ASSETS:
Beginning of the Period......................    1,389,276,012       1,149,631,443
                                                --------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $3,422,719 and $607,125, respectively).....   $1,532,037,673      $1,389,276,012
                                                ==============      ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                 Year Ended November 30,
                                                   ----------------------------------------------------
                 Class A Shares                    1999(a)      1998       1997       1996       1995
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........   $ 18.882    $18.716    $16.786    $ 14.81    $ 12.26
                                                   --------    -------    -------    -------    -------
  Net Investment Income.........................       .211       .200       .226       .243        .28
  Net Realized and Unrealized Gain/Loss.........      2.235      2.441      3.032      2.851      3.455
                                                   --------    -------    -------    -------    -------
Total from Investment Operations................      2.446      2.641      3.258      3.094      3.735
                                                   --------    -------    -------    -------    -------
Less:
  Distributions from Net Investment Income......       .169       .230       .230       .250      .2925
  Distributions from Net Realized Gain..........      1.110      2.245      1.098       .868      .8925
                                                   --------    -------    -------    -------    -------
Total Distributions.............................      1.279      2.475      1.328      1.118      1.185
                                                   --------    -------    -------    -------    -------
Net Asset Value, End of the Period..............   $ 20.049    $18.882    $18.716    $16.786    $ 14.81
                                                   ========    =======    =======    =======    =======
Total Return (b)................................     13.79%     16.21%     21.27%     22.35%     33.34%
Net Assets at End of the Period (In millions)...   $1,003.9    $ 901.3    $ 773.3    $ 584.6    $ 381.6
Ratio of Expenses to Average Net Assets (c).....       .88%       .92%       .94%      1.04%      1.15%
Ratio of Net Investment Income to Average Net
  Assets (c)....................................      1.11%      1.13%      1.33%      1.68%      2.24%
Portfolio Turnover..............................        93%        76%        94%       110%       108%

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended November 30, 1995 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                  Year Ended November 30,
                                                    ---------------------------------------------------
                 Class B Shares                     1999(a)     1998       1997       1996       1995
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........    $18.772    $18.630    $16.721    $ 14.77    $ 12.25
                                                    -------    -------    -------    -------    -------
  Net Investment Income.........................       .061       .071       .097       .142        .17
  Net Realized and Unrealized Gain/Loss.........      2.225      2.426      3.020      2.827      3.455
                                                    -------    -------    -------    -------    -------
Total from Investment Operations................      2.286      2.497      3.117      2.969      3.625
                                                    -------    -------    -------    -------    -------
Less:
  Distributions from Net Investment Income......       .039       .110       .110       .150      .2125
  Distributions from Net Realized Gain..........      1.110      2.245      1.098       .868      .8925
                                                    -------    -------    -------    -------    -------
Total Distributions.............................      1.149      2.355      1.208      1.018      1.105
                                                    -------    -------    -------    -------    -------
Net Asset Value, End of Period..................    $19.909    $18.772    $18.630    $16.721    $ 14.77
                                                    =======    =======    =======    =======    =======
Total Return (b)................................     12.93%     15.38%     20.37%     21.38%     32.15%
Net Assets at End of the Period (In millions)...    $ 475.6    $ 442.4    $ 340.8    $ 210.3    $  98.4
Ratio of Expenses to Average Net Assets (c).....      1.64%      1.69%      1.72%      1.83%      1.99%
Ratio of Net Investment Income to Average Net
  Assets (c)....................................       .32%       .36%       .55%       .89%      1.25%
Portfolio Turnover..............................        93%        76%        94%       110%       108%

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended November 30, 1995 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                 Year Ended November 30,
                                                   ---------------------------------------------------
                 Class C Shares                    1999(a)     1998       1997       1996       1995
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........   $18.779    $18.643    $16.734    $ 14.78    $ 12.26
                                                   -------    -------    -------    -------    -------
  Net Investment Income.........................      .065       .072       .096       .139        .18
  Net Realized and Unrealized Gain/Loss.........     2.223      2.419      3.021      2.833      3.445
                                                   -------    -------    -------    -------    -------
Total from Investment Operations................     2.288      2.491      3.117      2.972      3.625
                                                   -------    -------    -------    -------    -------
Less:
  Distributions from Net Investment Income......      .039       .110       .110       .150      .2125
  Distributions from Net Realized Gain..........     1.110      2.245      1.098       .868      .8925
                                                   -------    -------    -------    -------    -------
Total Distributions.............................     1.149      2.355      1.208      1.018      1.105
                                                   -------    -------    -------    -------    -------
Net Asset Value, End of the Period..............   $19.918    $18.779    $18.643    $16.734    $ 14.78
                                                   =======    =======    =======    =======    =======
Total Return (b)................................    12.92%     15.37%     20.28%     21.43%     32.23%
Net Assets at End of the Period (In millions)...   $  52.5    $  45.6    $  35.5    $  22.1    $  10.4
Ratio of Expenses to Average Net Assets (c).....     1.65%      1.69%      1.72%      1.83%      1.97%
Ratio of Net Investment Income to Average Net
  Assets (c)....................................      .34%       .36%       .55%       .89%      1.35%
Portfolio Turnover..............................       93%        76%        94%       110%       108%

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended November 30, 1995 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               November 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Growth and Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek income and long-term growth of capital by investing principally in income-producing equity securities including common stock and convertible securities. The Fund commenced investment operations on August 1, 1946. The distribution of the Fund's Class B and Class C shares commenced on August 2, 1993.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At November 30, 1999, there were no when issued or delayed delivery purchase commitments.

                               November 30, 1999
--------------------------------------------------------------------------------

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open futures at November 30, 1999, and the deferral of losses for tax purposes relating to wash sale transactions.
    At November 30, 1999, for federal income tax purposes the cost of long- and short-term investments is $1,300,456,113; the aggregate gross unrealized appreciation is $273,719,912 and the aggregate gross unrealized depreciation is $42,528,741, resulting in net unrealized appreciation on long- and short-term investments of $231,191,171.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital

                               November 30, 1999

--------------------------------------------------------------------------------

gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS--During the year ended November 30, 1999, the Fund's custody fee was reduced by $30,247 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser
will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                       % PER ANNUM
--------------------------------------------------------------------
First $150 million.....................................    .50 of 1%
Next $100 million......................................    .45 of 1%
Next $100 million......................................    .40 of 1%
Over $350 million......................................    .35 of 1%

    For the year ended November 30, 1999, the Fund recognized expenses of approximately $63,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended November 30, 1999, the Fund recognized expenses of approximately $299,000 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 1999, the Fund recognized expenses of approximately $2,373,100. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the

                               November 30, 1999
--------------------------------------------------------------------------------

retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
    For the year ended November 30, 1999, the Fund paid brokerage commissions to Morgan Stanley Dean Witter & Co., an affiliate of Van Kampen, totaling $49,431.

3. CAPITAL TRANSACTIONS
At November 30, 1999, capital aggregated $685,935,239, $368,951,438 and
$40,900,289 for Classes A, B, and C, respectively. For the year ended November 30, 1999, transactions were as follows:

                                               SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A...............................      89,784,236    $ 1,706,465,007
  Class B...............................       5,588,850        105,674,545
  Class C...............................       3,921,115         74,062,466
                                            ------------    ---------------
Total Sales.............................      99,294,201    $ 1,886,202,018
                                            ============    ===============
Dividend Reinvestment:
  Class A...............................       3,145,788    $    56,609,202
  Class B...............................       1,401,003         24,942,043
  Class C...............................         135,051          2,406,064
                                            ------------    ---------------
Total Dividend Reinvestment.............       4,681,842    $    83,957,309
                                            ============    ===============
Repurchases:
  Class A...............................     (90,588,724)   $(1,721,779,691)
  Class B...............................      (6,663,340)      (125,422,520)
  Class C...............................      (3,851,970)       (72,735,678)
                                            ------------    ---------------
Total Repurchases.......................    (101,104,034)   $(1,919,937,889)
                                            ============    ===============

                               November 30, 1999
--------------------------------------------------------------------------------

    At November 30, 1998, capital aggregated $644,640,721, $363,757,370 and
$37,167,437 for Classes A, B, and C, respectively. For the year ended November 30, 1998, transactions were as follows:

                                                 SHARES           VALUE
---------------------------------------------------------------------------
Sales:
  Class A.................................      24,895,780    $ 446,127,507
  Class B.................................       7,916,780      142,709,294
  Class C.................................       1,081,258       19,277,795
                                              ------------    -------------
Total Sales...............................      33,893,818    $ 608,114,596
                                              ============    =============
Dividend Reinvestment:
  Class A.................................       5,811,162    $  95,421,131
  Class B.................................       2,446,668       39,889,597
  Class C.................................         229,289        3,740,514
                                              ------------    -------------
Total Dividend Reinvestment...............       8,487,119    $ 139,051,242
                                              ============    =============
Repurchases:
  Class A.................................     (24,293,403)   $(436,053,298)
  Class B.................................      (5,090,880)     (91,529,090)
  Class C.................................        (785,695)     (13,882,839)
                                              ------------    -------------
Total Repurchases.........................     (30,169,978)   $(541,465,227)
                                              ============    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the year ended November 30, 1999, 1,533,651 Class B shares automatically converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received on such sales, automatically convert to Class A shares ten years after the end of the calendar month in which the shares are purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended November 30, 1999, no Class C shares converted to Class A Shares. The CDSC will be imposed on most redemptions made within six years

                               November 30, 1999
--------------------------------------------------------------------------------

of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                     CONTINGENT DEFERRED
                                                        SALES CHARGE
YEAR OF REDEMPTION                                 CLASS B         CLASS C
--------------------------------------------------------------------------
First..........................................      5.00%           1.00%
Second.........................................      4.00%            None
Third..........................................      3.00%            None
Fourth.........................................      2.50%            None
Fifth..........................................      1.50%            None
Sixth and Thereafter...........................       None            None

    For the year ended November 30, 1999, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $389,500 and CDSC on the redeemed shares of Classes B and C of approximately $973,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,242,425,202 and $1,276,670,221, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.
    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation

                               November 30, 1999
--------------------------------------------------------------------------------

under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
    Transactions in futures contracts for the year ended November 30, 1999, were as follows:

                                                            CONTRACTS
---------------------------------------------------------------------
Outstanding at November 30, 1998..........................      260
Futures Opened............................................      704
Futures Closed............................................     (792)
                                                              -----
Outstanding at November 30, 1999..........................      172
                                                              =====

    The futures contracts outstanding as of November 30, 1999, and the description and unrealized appreciation/depreciation are as follows:

                                                          UNREALIZED
                                       CONTRACTS   APPRECIATION/DEPRECIATION
----------------------------------------------------------------------------
Long Contracts:
  S&P 500 Index Futures Mar 2000
  (Current Notional Value of
  $352,375 per contract)...........       172             $1,977,071
                                          ===             ==========

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended November 30, 1999, are payments retained by Van Kampen of approximately $3,955,500.

7. CAPITAL GAIN DISTRIBUTION
On December 13, 1999, the Fund declared and paid a long-term capital gain of $1.9074 per share payable to shareholders of record on that date.

                               November 30, 1999
--------------------------------------------------------------------------------

8. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund made no borrowings on November 30, 1999.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Growth and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Growth and Income Fund (the "Fund") at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
January 21, 2000

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                       VAN KAMPEN GROWTH AND INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President
and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief
Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen Funds Inc., 2000
 All rights reserved.
(SM) denotes a service mark of Van Kampen Funds Inc.
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended November 30, 1999. The Fund designated and paid $81,780,642 as a 20% rate gain distribution. Shareholders were sent a 1998 Form 1099-DIV in January 1999, representing their proportionate share of this capital gain distribution. In January 2000, the Fund will provide tax information to shareholders for the 1999 calendar year. For corporate shareholders 32.33% of the distributions qualify for the dividend received deductions

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                       36